UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT TO

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21085

The Metzler/Payden Investment Group

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Edward S. Garlock, Esq.

Payden & Rygel

333 South Grand Avenue, Los Angeles, CA 90071

(Name and address of agent for service)

Registrant’s telephone number, including area code: 213-625-2870

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

ITEM 1. REPORT TO SHAREHOLDERS

The following discussion on the Board of Trustee’s consideration and decision in fiscal 2005 to extend the investment advisory contract of the Funds’ Adviser, Metzler/Payden LLC, was inadvertently omitted from the Annual Report for the fiscal year ended October 31, 2005.

“In determining whether to renew the Investment Management Agreement, the Board of Trustees evaluates information provided by the Adviser in accordance with Section 15(c) of the 1940 Act. At a special joint Audit Committee meeting on June 14, 2005, the Audit Committee, composed solely of independent Trustees, discussed with its outside counsel the standard to be applied first by the Audit Committee in determining whether to recommend to the full Board renewal of the contract, and then by the Board with respect to the renewal of the Adviser’s contract. The independent Trustees then posed questions to the Adviser and counsel about the material for the annual review the Adviser had previously provided the Trustees and requested certain additional or clarifying information for their regular Audit Committee meeting on June 20, 2005.

At the June 20, 2005 meeting, the Audit Committee then met to consider the renewal of the Adviser’s contract. Counsel reviewed the “fairness” standard to be applied and the application of the Trustees’ informed business judgment in making the decision. Counsel noted that the two basic areas of inquiry for the Trustees in considering the renewal should be (a) the nature and quality of the services provided by the adviser, and (2) the “fairness” of the adviser’s compensation for those services. The factors to be considered include the nature and quality of the Adviser’s services, prevailing industry advisory fees, economies of scale and profitability to the Adviser of the relationship with the Trust.

In evaluating these factors, the Trustees considered considerable information. First, the Adviser provided information on the quality and depth of the Adviser’s organization, its business reputation, financial condition and operational stability; and the integrity of its senior management and staff. In particular, the Trustees reviewed the background, education and experience of the Adviser’s key investment and operational personnel, including portfolio managers, and the investment philosophy and decision-making process of those professionals.

The Trustees then reviewed information provided by the Adviser and by an independent consultant comparing the performance of the Funds to other funds with similar investment approaches. An analysis of this information indicated that the European Emerging Markets Fund had performed quite well against its peer group in both the one-year and since inception categories, and that the European Growth Fund performed competitively against its peer group.

Next, the Trustees reviewed for each Fund the investment advisory fees and total expenses borne by the Fund, as well as the advisory fees and total expenses paid by the peer group of similarly managed funds, which had been selected by the independent consultant. The Trustees noted that, on a contractual basis, the fee that the Adviser charges each of the two Funds places them in the first quintile, or lowest fee level. Similarly, with respect to total expenses as a percentage of the Fund’s average net assets, the Trustees again noted that in the case of both Funds, the expense level fell in the first quintile, or lowest expense level.

In reviewing the quality of services provided to the Funds, the Trustees also considered a variety of other matters, including the quality and depth of the investment professionals employed by the Adviser, the fact that the Adviser as a matter of policy does not engage in directed brokerage or soft dollar practices, its regulatory compliance procedures, and its fees and profitability of its investment advisory relationship with the Funds.

In arriving at a decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances. Based on their review and in the exercise of their business judgment, the Audit Committee, composed solely of independent Trustees, and then the Board of Trustees as a whole each concluded unanimously that the terms of the Investment Management Agreement were fair and reasonable and similar to those which could have been obtained through arms-length negotiations. As a result, the Board of Trustees approved renewal of the Investment Management Agreement for a one-year period through June 30, 2006.”

ITEM 11. EXHIBITS

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Metzler/Payden Investment Group

By:	/s/ SCOTT J. WEINER
Scott J. Weiner Chairman and President

Date: March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Metzler/Payden Investment Group

By:	/s/ BRIAN W. MATTHEWS
Brian W. Matthews Vice President and Chief Financial Officer

Date: March 9, 2006